UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

Edgemode, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301

(Address of Principal Executive Offices, and Zip Code)

(954) 380-3343

Registrant’s Telephone Number, Including Area Code

________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective January 22, 2026 (the “Effective Date”), Edgemode, Inc. (the “Company”) entered into a Joint Venture Agreement (the “JVA”) by and among the Company, Blackberry, AIF (“BAIF”) and DC Estate Solutions Cayman Limited (the “Joint Venture Company”), which (i) amends and restates that certain Memorandum of Understanding dated October 15, 2025 by and between the Company and BAIF (the “MOU”) and (ii) supplements that certain Share Purchase Agreement dated November 6, 2025 by and between the Joint Venture Company and BAIF (the “SPA”). The Joint Venture Company is a Cayman Islands company. Pursuant to the SPA, the Joint Venture Company acquired the equity interests of five special purpose vehicles (the “SPVs”): (i) DC Estate Córdoba SL 300MW, (ii) DC Estate Cáceres SL 300 MW, (iii) DC Estate Vianos SL 300 MW, (iv) DC Estate Malpica SL 300 MW and (v) DC Estate Torrecampo SL 300 MW. As a result of the acquisition of the SPVs, the Joint Venture Company also acquired the leases to five properties located in the Spain cities of Malpica, Caceres, Vianos, Cordoba and Torrecampo (the “Spain Leases”).

Pursuant to the JVA, the Joint Venture Company shall be owned and controlled 50.1% by the Company and 49.9% by BAIF. The purpose of the JVA is to manage and coordinate the development of high-performance computing data center (the “Data Centers”) sites on the properties governed by the Spain Leases. Substantially, all material decisions of the JVA and Joint Venture Company shall require the unanimous consent of the Company and BAIF. Under the JVA, the Company agreed to fund the Joint Venture Company with $3,500,000 USD as follows: (i) $250,000 USD, which was previously paid upon the execution of the MOU, (ii) $250,000 USD, which was previously paid upon execution of the SPA, (iii) $375,000 USD paid on the effectiveness of a notarial public deed in Spain in connection with the transfer of the SPVs to the JVA on the Effective Date, and (iv) $2,625,000 USD payable in monthly installments of $125,000 USD commencing on March 1, 2026. The funds shall be distributed by the Joint Venture Company to BAIF. The Company also agreed to grant to BAIF, or its assignee, a non-qualified option to purchase up to 250,000,000 shares of the Company’s common stock (the “Option”) at an exercise price of $0.02 per share. The Option is fully vested and exercisable upon the grant date and terminates on the earlier of (i) five years following the date of the Option or (ii) the termination of the JVA.

Additionally, pursuant to the JVA, the Joint Venture Company’s equity interests in the SPVs are subject to the Company making minimum aggregate cash payments and contributions to the Joint Venture Company (including amount payable under the SPA) in the amount of $8,750,000 USD, which shall be distributed to BAIF (the “BAIF Funding”). If the Company fails to make such payments, BAIF may foreclose on the pro rata amount of equity interests in the SPVs. In the event of any sale or lease of a Data Center, profits of the Joint Venture Company shall be shared equally by and between the Company and BAIF. In the event the Joint Venture Company develops the data centers and sells such data centers, BAIF will be entitled to a bonus as defined under the JVA.

Further, effective January 27, 2026, the Company, BAIF and the Joint Venture Company entered into an addendum to the JVA (the “Addendum”) to account for the development of additional Data Centers in (i) Villasequilla, Spain 600 MW, (ii) Tomelloso, Spain 450 MW and (iii) Tocumen, Panama 1000 MW. The Villasequilla and Tomelloso data centers shall each be owned by Spanish special purpose vehicles, DC Villasequilla SL and DC Tomelloso SL, respectively, and shall subsequently be assigned to the Joint Venture Company. The Tocumen data center shall be owned by a Panamanian special purpose vehicle, DC Tocumen SA, which shall subsequently be assigned to the Joint Venture Company. The Company, in addition to the already agreed upon $125,000 USD monthly payments, agreed to fund the development of the additional Data Centers by paying a minimum of $2,400,000 USD payable in monthly installments of $100,000 USD monthly payments to the Joint Venture Company commencing on May 1, 2026 for a minimum of 24 months, thereby increasing the minimum BAIF Funding amount to a total of $11,150,000 USD. The funds shall be distributed by the Joint Venture Company to BAIF. The Company also agreed to grant to BAIF, or its assignee, an additional stock option to acquire 150,000,000 shares of the Company’s common stock (the “Second Option”) at an exercise price of $0.02 per share. The Second Option is fully vested and exercisable as of the grant date and terminates on the earlier of (i) five years following the date of the Option or (ii) the termination of the JVA.

Pursuant to the JVA and the Addendum the total Data center capacity under development is 3,550 MW across 8 data center projects.

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The description of the JVA, the Option, the Addendum and the Second Option are not complete and are qualified in their entirety by the full text of the JVA, the Option, the Addendum, and the Second Option, filed herewith as Exhibit 10.1, 10.2, 10.3 and 10.4 respectively, which are incorporated by reference into this Item 1.01.

As previously disclosed, the purpose of the Joint Venture Company is to manage and coordinate the development of the Data Centers. The development of the Data Centers requires significant working capital, in addition to the capital the Company is required to contribute under the JVA, and there are no assurances that the Company will receive sufficient capital or will receive capital on reasonable terms.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure Item 1.01 is incorporated herein by reference. The issuance of the Option and Second Option was exempt from registration pursuant to Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the JVA and Mr. Jose Mora’s ownership and control of BAIF, Mr. Mora is responsible for the management and development of the Data Centers. Mr. Mora also serves as the Chief Executive Officer of the Joint Venture Entity. Jose Mora, age 47, has served as Chief Executive Officer for BAIF since 2023. Mr. Mora has also served as a partner at M&M RAIF in Luxemburg since 2021, as the Chief Executive Officer at Meinzer & Moray Energy Holding in Sevilla, Spain since 2015, and was the Chief Executive Officer and chairman of the board of directors at Meinzer & Moray Investment in Switzerland between 2016 and 2024. In addition to the Option and the Second Option issued by the Company to an entity owned and controlled by Mr. Mora, Mr. Mora, as the principal of BAIF shall receive portions of the BAIF Funding at his discretion in consideration of operating and managing BAIF.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
3.1	Memorandum of Association of DC Estate Solutions Cayman Limited dated October 23, 2025				Filed
3.2	Articles of Association of DC Estate Solutions Cayman Limited dated October 23, 2025
10.1	Joint Venture Agreement by and among Edgemode, Inc., Blackberry, AIF and DC Estate Solutions Cayman Limited dated January 22, 2026				Filed
10.2	Stock Option Grant dated January 22, 2026				Filed
10.3	Addendum to Joint Venture Agreement by and among Edgemode, Inc., Blackberry, AIF and DC Estate Solutions Cayman Limited dated January 27, 2026				Filed
10.4	Stock Option Grant dated January 27, 2026				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edgemode, Inc.

Dated: January 28, 2026	By:	/s/ Charlie Faulkner
	Name:	Charlie Faulkner
	Title:	Chief Executive Officer

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